J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF

(the “Fund”)

(a series of JPMorgan Exchange-Traded Fund Trust)

Supplement dated November 1, 2021

to the Summary Prospectus and Prospectus dated June 21, 2021

Effective immediately, the disclosures under the “Risk/Return Summary — What are the Fund’s main investment strategies? — Investment Process” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

Investment Process: The Fund seeks to meet its objective by investing in U.S. equities. The Fund is designed to provide exposure to attractively valued securities across the adviser’s investment platform, leveraging U.S. large cap portfolios across the value, core and growth style spectrum. This approach combines the benefits of top down fundamental macro views with bottom up securities selection in each of these strategies.

In buying and selling investments for the Fund, the adviser employs a continuous three-step process: (1) making asset allocation decisions based on the adviser’s assessment of the market outlook and its fundamental research into individual securities which emphasizes each issuer’s long-term prospects; (2) constructing the portfolio after considering the Fund’s risk and return target, by determining the weightings to the underlying securities and (3) monitoring portfolio exposures and weightings and rebalancing portfolio exposures and weightings in response to market price action and changes in the adviser’s market outlook and fundamental research in the individual securities.

As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.

Effective immediately, the disclosures under the “More About the Fund — Additional Information about the Fund’s Investment Strategies — Investment Strategies — Investment Process” section of the Fund’s Prospectus is hereby deleted and replaced with the following:

Investment Process: The Fund seeks to meet its objective by investing in U.S. equities. The Fund is designed to provide exposure to attractively valued securities across the adviser’s investment platform, leveraging U.S. large cap portfolios across the value, core and growth style spectrum. This approach combines the benefits of top down fundamental macro views with bottom up securities selection in each of these strategies.

In buying and selling investments for the Fund, the adviser employs a continuous three-step process: (1) making asset allocation decisions based on the adviser’s assessment of the market outlook and its fundamental research into individual securities which emphasizes each issuer’s long-term prospects; (2) constructing the portfolio after considering the Fund’s risk and return target, by determining the weightings to the underlying securities and (3) monitoring portfolio exposures and weightings and rebalancing portfolio exposures and weightings in response to market price action and changes in the adviser’s market outlook and fundamental research in the individual securities.

As part of its investment process, the adviser seeks to assess the impact of ESG factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-ABUSLCEETF-1121